SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): March 15, 2004


                             LASERSIGHT INCORPORATED
                             -----------------------
              Exact name of registrant as specified in its charter


                                    Delaware
                                    --------
                  State or other jurisdiction of incorporation



                0-19671                             65-0273162
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        Commission File Number                    I.R.S. Employer
                                                 Identification No.


                 6848 Stapoint Court, Winter Park, Florida 32792
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                     Address of Principal Executive offices


        Registrant's telephone number, including area code: (407) 678-9900
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Item 5.  Other Events

         On March 15, 2004, the Company employed Dorothy M. Cipolla, CPA, as Chief Financial Officer and Corporate Secretary. Mrs. Cipolla, 48, has over twenty-four years experience in financial reporting, budgeting/forecasting and systems implementations. Prior to joining Lasersight, Dorothy has served in various financial management positions. From 1994 to 1999, she was Chief Financial Officer and Treasurer of Network Six, Inc., a NASDAQ listed professional services firm, where she led and managed all financial management activities and was responsible for investor relations, banking and insurance relationships and all SEC and NASDAQ reporting. From 1999 to 2002, Mrs. Cipolla was Vice President of Finance with Goliath Networks, Inc., a privately held network consulting company. From 2002 to 2003, Dorothy was Department Controller of Alliant Energy Corporation, a regulated utility.

         Mrs. Cipolla has a BS in Business Administration from Northeastern University and started her professionally career with Ernst & Young as a Senior Management Consultant.






Item 7.  Financial Statements and Exhibits.

         None





Item 9.  Regulation FD Disclosure.

         None




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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    LASERSIGHT INCORPORATED


Date:  March 19, 2004               By:   /s/ Danghui ("David") Liu
                                          --------------------------
                                          Danghui ("David") Liu
                                          Interim Chief Executive Officer